December 2020 Investor Conference Exhibit 99.1

Forward Looking Statements This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies, market potential and expansion, the success of new products and services, the launch of Brinks Home Security's consumer financing solution; the anticipated benefits of the Brinks Home Security’s rebranding; customer retention; account creation and related cost; anticipated account generation; future financial performance; debt refinancing; recovery of insurance proceeds and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, possible changes in market acceptance of our services, technological innovations in the alarm monitoring industry, competitive issues, continued access to capital on terms acceptable to us, our ability to capitalize on acquisition opportunities, general market and economic conditions, including global economic concerns due to the COVID-19 outbreak, and changes in law and government regulations. These forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Monitronics International, Inc., including the most recent Forms 10-K and 10-Q for additional information about us and about the risks and uncertainties related to our business which may affect the statements made in this presentation. Non-GAAP Measures Adjusted EBITDA is a non-GAAP financial measure. See the Appendix of this presentation for related disclosures and calculations.

Table of Contents A. Introduction to BHS B. Recent Developments and Strategic Update C. Operational and Financial Trends D. Liquidity Position E. Protect America Deal and Bulk Strategy F. Appendix

A. Introduction to BHS

# Introduction to Brinks Home Security

## Brinks is a leading security monitoring and smart home provider

- Top 3 residential security provider with approximately 915K security and home automation subscribers
- Multiple home automation, life safety and advanced security options with 90%+ of new customers choosing interactive or home automation services
- Nationally recognized brand closely identified with safety and security
- Strong and growing Smart Home market characterized by stability through recessions
- High quality, national subscriber base across all 50 states, Puerto Rico and Canada
- Diverse and expanding sales channels:
  - Leading Independent Dealer network and growing Authorized Rep program
  - DTC Phone Sales with developing Field Sales and Authorized Agent capabilities
- Extensive suite of new technologies and services to meet customers' evolving demands

KEY STATISTICS as of 3Q20

| | |
|---|---|
| ~$500mm | Revenue |
| ~$40mm | RMR |
| ~915K | Subscribers |
| ~51% | Adjusted EBITDA Margin |

SERVICE SNAPSHOT

| Security | Sensors & Devices | Smart Home Automation |
|---|---|---|


Cameras


Alarm Panels


Doorbells


Smoke and Carbon Monoxide Detectors

Sensors


Wireless Locks


Thermostats



UL Listed, Five Diamond Central Monitoring Station with Back-up Capabilities

Brinks Offers a Broad Range of Security and Connected Home Options COMPATIBLE WITH MULTIPLE LEADING PRODUCT SUITES AND SERVICE PLATFORMS COMPREHENSIVE CONNECTED HOME OFFERING

# Re-tooled Management Team

BRINKS HOME SECURITY

| | | |
|---|---|---|
|  | William Niles<br>CEO | ▪ 30 years of experience in business and corporate law including deep domain expertise in the security and connected home industry<br>▪ Prior to joining Brinks Home Security, Niles served as Chief Executive Officer of Ascent Capital Group and as co managing director and general counsel of Ascent Media Group<br>▪ University of Southern California and Georgetown Law |
|  | Fred Graffam<br>CFO | ▪ 25+ years of financial management experience in the technology and telecom industries with a particular focus on accounting, FP&A, investor relations and M&A<br>▪ Prior to joining Brinks Home Security, Fred served for 4 years as the SVP of Finance, Investor Relations and Corporate Development for DigitalGlobe and spent 17 years with Comcast Corporation in various finance and operations roles<br>▪ CPA, Alfred Lerner College of Business at the University of Delaware |
|  | Jason Chancellor<br>Chief Transformation Officer/CIO | ▪ Joined Brinks Home Security in 2016; 15+ years of enterprise IT experience<br>▪ Prior to joining BHS, Jason served as an IT executive for CBRE for 4 years and led IT organizations at other Fortune 500 companies<br>▪ University of Texas |
|  | Jay Autrey<br>Chief Customer Officer | ▪ 20+ years of leadership in customer service with extensive knowledge in customer experience optimization and analytics<br>▪ Prior to Brinks Home Security, Jay was the Group Director for Customer Care of ADT and the VP of Customer Operations for BHS<br>▪ Stephen F. Austin State University |
|  | Wade Gibson<br>SVP Network Sales | ▪ 10+ years of high-level leadership experience in the private sector, U.S. military, and state government<br>▪ Prior to joining Brinks Home Security, Wade practiced law at Locke Lord LLP, where he advised large and small businesses, private equity funds, and financial institutions on mergers, acquisitions, and other major corporate transactions<br>▪ Princeton University and Yale Law |
|  | Kevin Lyons<br>Chief People Officer | ▪ 10+ years of senior leadership and operational expertise in M&A transactions, sales and marketing, and organizational design<br>▪ Prior to joining Brinks Home Security, Kevin served as a Senior Director at Keurig Dr Pepper responsible for leading the development and implementation of channel strategies and commercial initiatives<br>▪ Harvard University and MBA from Northwestern University |
|  | Dinesh Kalwani<br>SVP Sales & BI | ▪ 12+ years of sales and customer operations experience in software, logistics, and IOT enterprises<br>▪ Prior to joining Brinks Home Security, Dinesh was Vice President of Business Intelligence and Systems at Omnitracs.<br>▪ University of Virginia and MBA from The University of Chicago Booth School of Business |
|  | Min Kang<br>Chief Product & Strategy Officer | ▪ 14+ years global leadership experience in consumer electronics, telecommunications and information tech/media<br>▪ Prior to Brinks Home Security, Min led the US content and service strategy/partnership at Samsung; prior to Samsung she was a management consultant with Boston Consulting Group<br>▪ Yonsei University and MBA from The Wharton School |

Large and Geographically Diverse Customer Base BRINKS SUBSCRIBER COVERAGE  National platform with customers from all 50 states, Puerto Rico and Canada  ~94% of subscribers are residential homeowners (remainder are small commercial accounts)  Average credit score above 700

Diverse, High-Quality Customer Base SUBSCRIBERS BY GEOGRAPHY SUBSCRIBERS BY CHANNEL SUBSCRIBERS BY CONTRACT LENGTH SUBSCRIBERS BY CREDIT SCORE Broad customer base with ~915K security and home automation subscribers Note: As of 9/30/2020, unless otherwise noted; Direct channel includes Nest 1. For the year to date ended 9/30/2020 SUBSCRIBER ADDITIONS BY CHANNEL1 SUBSCRIBERS BY PAYMENT TYPE

B. Recent Developments and Strategic Update

# CEO Update

## Progress through Q3 with improving unit economics, attrition, balance sheet and talent

### Unit Economics

- Solid creation multiple in DTC ex Nest of 16.1x largely due to reliance on organic leads
- Inside Sales "Rapid Reset" has realized $13.5m of savings on pace to achieve ~$19m by year end
- DTC new account ARPU increasing ~$6 from prior year of $35
- Improved productivity in Field Service through increase in JPD and release of the mobile tech app enabling tech self-service

**Generating accounts with positive NPV**

### Attrition

- Continued improvement in unit attrition at 15.4%, a 190 bps improvement YoY and 60 bps sequential quarterly improvement
- RMR attrition in line with prior year with 30 bps sequential quarterly improvement
- Q3 Disconnects (ex-holdback) down 19.4% vs. prior year quarter

**Customer centric offers driving down attrition**

### Balance Sheet

- Successful Q3 integration of Protect America bulk contributing to an 8.3% increase in revenue and 9.6% increase in Adj. EBITDA from prior quarter
- 108k PA customers as of 9/30/20, within .1% of deal projections
- Generated Q3 Levered FCF of $9.3m
- Paid down revolver $40m
- Pursuing additional bulk buy opportunities

**Positioning the Balance Sheet for refinance**

### Talent

- Board of Directors appoints William Niles as CEO
- Management Team is Assembled:
- Fred Graffam
- Jason Chancellor
- Bob Reedy
- Krystle Craycraft
- Dinesh Kalwani
- Jay Autrey
- Wade Gibson
- Min Kang
- Kevin Lyons
- Shannon Slight
- Sara Harshbarger
- Akash Sah

**Building a winning organization**

**Create profitable accounts at scale for life**

Build an enterprise data platform and Business Intelligence capabilities to optimize cost structure, create value prop, leverage Brand, and fix commercial engine Set the Foundation Accelerate profitable growth while maintaining positive cash flow Scale World Class Brand, sustainable and profitable growth, optimal cost structure 2025 2022 performance places company in a position to refinance Refinance in or before Q123 Q421 Organic adds outpace core disconnects Our strategy enables two major objectives over the next five years…

2021 Establishes Foundation – Brand Proposition and GTM Established – Sales and Service Platform Investments – Core Subscriber Growth by Q4 2022 Deliver Sustainable Results – Annual Core Subscriber and Revenue Growth – Operating Efficiencies with Expanding Margins – Positive LFCF or Nominal Burn if Growth is Meaningful Opportunities and Headwinds – Bulk Transactions could Accelerate the Opportunity for a Successful “Regular Way” Refinancing – Capital Markets may still be in Flux Refinance Roadmap

Transformation Office

Market Overview

# Rapidly evolving Home Security marketplace… strong demand remains for professional monitoring

## Market Overview

- The US home security market is worth $17B and growing at 3% per annum but has become more complex with consumer demand for smart home integration
- Numerous smart security options at lower price points
- Successful players have checked multiple key boxes including
- i) innovation ii) sales effectiveness and iii) price
- DIY is expanding the overall security market with volume growth for pro install relatively flat
- SMART home automation is increasingly being considered table stakes
- 24x7 professional monitoring is a constant in the market


The core competition.
Holistic Smart Home.
ring
vivint.
DIY Installation and Basic Service.
BRINKS HOME SECURITY
ADT
DIFM Pro-Installation and Full Service.
SimpliSafe
Security Only.
Source: McKinsey - "Huge_McK_Industry v6".

## Market Continues to Transition

- Customer experience and more services will be an ever-increasing theme as more devices integrate in the smart home
- Successful players need to be innovative in bringing an integrated product/service offering into a full-service experience that commands a premium price point
- Price competition is expected to intensify in basic security, but consumers are still willing to pay for premium services or value proposition
- Success in the basic value segment will be led by players such as SimpliSafe who have a minimal cost-to-serve (own hardware and software) and a robust Ecomm GTM model

## Competitive Overview

Vivint - Highly effective integrated phone and field sales team with bespoke sales tools, focus on the SMART home, target market an affluent customer and charge highest RMR, lower margins, strong sales culture – focused on growth

ADT - Integrated phone and field sales force, coupled with a dealer channel, exploring Ecomm. Leverages brand proposition of "stability," interactive SMART home product set, comparable to Vivint, heavy reliance on brand and size for scale and operability – recently announced Google Partnership shows potential shift towards technology leadership and growth

Low Cost DIY (e.g. SimpliSafe / Ring) – lower RMR, simple Ecomm DIY SMART home solution, a substantially better cost to serve (hardware and software), and effective digital offering/service – focused on growth

BHS will move up market, differentiated by our premier customer experience, enabled by a strong backbone in data analytics, integrated go-to-market and best in class Brand proposition Leveraging Data • Digitize, integrate and use data analytics to track the entire customer journey from first point of contact (landing page) through sales (phone / field or Ecomm) installation, customer service and retention • Create an enterprise wide data platform to capture customer information in “one language” and redistribute throughout the organization through Business Intelligence systems that are seamlessly integrated to drive real-time business decisions and create opportunities to test new business models • Data systems will allow for a premium customer service that helps reduce the overall cost-to-serve Customer Lifetime Experience • A customer experience that is differentiated and superior to competition, predicated on delivering professional monitoring with SMART home products and services in one easy to use platform – Helping to make the complex simple • Best in class integrators and service providers throughout the customer lifecycle as represented by a “Premium” up market brand proposition • A primary and essential driver behind the transformation will be the adoption of a transformative digital strategy Integrated Sales & Product Mix • Selling to the customer the way they want to interact: Direct Channel comprised of integrated phone sales, field sales, and Ecommerce – eventually displacing the dealer model as primary unit volume • Integrate BHS brand proposition into Dealer model to provide seamless Brinks experience starting at the point of sale • Re-invent dealer program to align financial interests through shared risk of attrition and shared revenue. Lower upfront multiple and reduced guarantee period • Develop product roadmap centered on premium products and services to address the DIY / DIFM market *Dealer & Indirect term includes all channels outside of DTC BHS Opportunities and Strengths • Opportunities: Sales engine not at scale, cost to serve elevated by software, lack of control over software stack slows innovation, systems remain largely designed to support dealer network, limited BI platform (other than for “at risk” analytics), inconsistent customer engagement, improving but still higher than industry customer attrition, clarity needed in value prop and product roadmap • Strength Assessment: Low cost and long-term license agreement for world class brand in home security and IOT, establishment of discipline through Transformation Office, strong balance sheet, addition of talented management in key positions, established recurring revenue, dealer network and operational scale (competitive advantage in bulk strategy) Go-To-Market Strategy

BHS strategy – Profitable Mix of Differentiated Service and Holistic Smart Home Solutions *Dealer & Indirect term includes all channels outside of DTC Strategy Alignment Thesis • Consumers value home security. Professional 24 x 7 home security monitoring (e.g. video verification / analytics) will continue to serve as an entry point into the home to engage the customer and create opportunities for the broader ecosystem of SMART home enabled products and services anchored by home security • Low customer satisfaction with Competitors has created a “White Space” where a competitive advantage may be created through delivering an innovative and premium customer centric experience across the entire enterprise and throughout the customer journey • Customer interest in technology advancements will support the increasing penetration of interactive, home automation, and SMART security solutions and create opportunities for Brinks to create long-term and evolving engagement with its customers • Confusing and rapid changes in technology will also produce opportunities for Brinks to deliver new and integrated products and services to new and existing customers – making the complex simple • GTM strategy will be grounded on attracting a loyal persona that has high ability and willingness to pay, demands expert support, and ideally prefers professional installation, and demands lifetime excellence in support and timely service Delivering profitable accounts at scale for life Future State Current State Strategy Alignment

Strategic Pillars

Premium Brand Go-to-market Customer centricity Best in class customer engagement delivering premium and innovative SMART home security solutions Culture: Establish optimal org structure, and create a data driven culture that helps recruit, develop, and retain exceptional people Digitize Foundation: Build modern IT systems, data architecture, and business intelligence tools to drive decisions Bulk Acquisition : Opportunity to leverage market disruption with a unique model to offset slowed internal growth while focusing on Profitable Growth • Upmarket consumers willing to pay for SMART home functionality • Robust product offerings and higher RMR • “Productizing” a premium customer experience • Consistent brand standards in all channels • 3 primary channels – • Field (Corp / Dealer) • Phone • Ecomm • Omnichannel lead generation • Tight integration between phone and field sales • Emphasis on in-home consultative sale with option for DIY • Industry leading customer lifecycle management • Micro-segmentation of customer base, for customer centric, cost effective, service • Reduce attrition, increase RMR, while delivering brand promise • Data analytics to improve customer experience at every touchpoint Employee centric culture driving a customer centric experience Growth and cash flow generation supported by a scalable infrastructure, profitable creation multiples and industry leading margins 2023 vision… premium brand, customer centric, reimagined commercial engine 2023 Vision Making the complex simple Selling & servicing customers their way

Brand journey led by strong reliance on data/research August 2020 • Market Research finalized • Brand Strategy finalized • Phase 1 Initiatives in support of GTM Strategy defined September 2020 • Continue to identify and pursue bulk buy opportunities October 2020 • Brand Identity finalized • Begin transformation of Dealer program • Consideration of partners and affiliates November 2020 • Define 2021 Plan for Customer Acquisition Strategy and incremental unit growth January 2021 • Pricing Research finalized • Brand Health Index baseline finalized Q2 2021 • Rebranding of assets completed • Phase 1 Initiatives • Brand Strategy launched in market Purchase Journey Research completed by a premier Brand Strategy research partner alongside our internal Marketing team. Research determining buying behaviors to fully understand purchase timing, interactions, considerations, and roadblocks, setting course for 2021 customer acquisition strategy.

C. Operational and Financial Trends

16 17 17 13 23 10 13 - 113 4 5 5 4 5 4 4 20 23 21 17 27 127 17 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Dealer Bulk (Earnout) Direct 813 794 774 755 748 729 712 - - - - - 113 108 88 91 92 93 94 95 96 901 885 866 848 841 937 915 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Dealer Bulk (Earnout) Direct Historical KPIs by Channel EOP SUBSCRIBERS BY CHANNEL NEW SUBSCRIBERS BY CHANNEL COMMENTARY  Direct Channel expansion, Post Covid Dealer recovery and continued Attrition improvement key to Core Subscriber Growth  PA added 113,000 customers in June 2020 Source: Historical and Projected Financial Information from Company Management (subscribers in thousands) (subscribers in thousands)

$130 $128 $121 $126 $123 $121 $131 $74 $68 $63 $62 $59 $64 $69 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Revenue Adjusted EBITDA Historical KPIs – Revenue & EBITDA REVENUE & ADJUSTED EBITDA COMMENTARY Source: Historical and Projected Financial Information from Company Management  Revenue and EBITDA growth in Q3 largely due to PA Bulk transaction  Two main factors driving expenses: 1. Reliance on organic leads in DTC (“Rapid Reset”) improving creation costs 2. In-sourcing Customer Care and Field Services, combined with GTM and Service Platform investments, reflected in non creation expenses

$0.8 $0.9 $0.9 $0.7 $0.9 $0.5 $0.7 $4.6 $0.1 $0.2 $0.1 $0.1 $0.1 $0.1 $0.1 $1.0 $1.1 $1.0 $0.8 $1.1 $5.3 $0.8 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Dealer Bulk (Earnout) Direct $37.8 $37.1 $36.1 $35.2 $34.5 $33.5 $32.6 $4.6 $4.4 $3.1 $3.1 $3.1 $3.1 $3.1 $3.1 $3.1 $40.8 $40.2 $39.2 $38.3 $37.6 $41.2 $40.0 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Dealer Bulk (Earnout) Direct Historical KPIs by Channel EOP RMR BY CHANNEL COMMENTARY  RMR by channel currently mirrors units by channel  Expanded product/service offerings expected to allow for more robust pricing  PA Bulk in June 2020 contributed $4.6m of RMR ($ in millions) Source: Historical and Projected Financial Information from Company Management RMR CREATED BY CHANNEL ($ in millions)

36.0x 36.6x 36.9x 36.4x 36.3x 36.2x 36.4x 42.1x 48.4x 51.1x 62.4x 42.8x 17.4x 11.8x 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Dealer Direct Historical KPIs by Channel CREATION MULTIPLE BY CHANNEL COMMENTARY  Direct creation multiples reflect leveraging organic leads starting Q220 Source: Historical and Projected Financial Information from Company Management

17.5% 17.6% 17.3% 17.0% 16.6% 16.0% 15.4% 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Core Unit Attrition 39 38 39 34 33 30 32 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 Total Disconnects Historical KPIs - Attrition CORE DISCONNECTS (subscribers in thousands) Source: Historical and Projected Financial Information from Company Management CORE UNIT ATTRITION COMMENTARY  Core Unit Attrition rates improve over time due to improved pool curves and high ROI “at Risk” and retention initiatives

# Historical KPIs - Attrition

BRINKS HOME SECURITY™

## CORE RMR ATTRITION



17.0%
17.5%
17.6%
17.9%
17.8%
18.0%
17.7%
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
Core RMR Attrition

## COMMENTARY

- Divergence in RMR from Unit Attrition in 2020 due to Covid related price increase delays – ~100 bps
- Spread vs. unit attrition due to:
  1. Short term impact of High ROI (>70%) "at risk" and retention
  2. Some impact of Mix shift from dealer production to DTC production. DTC has lower ARPU as customers purchase equipment up front.

Combined 1 and 2 are ~50-80 bps

Source: Historical and Projected Financial Information from Company Management

D. Liquidity Position

Debt Maturity and Interest Rate Summary o Term Loan Takeback due March 2024 • LIBOR + 6.5%, LIBOR Floor of 1.25% o Term Loan Exit due July 2024 • LIBOR + 5%, LIBOR Floor of 1.5% o Revolver due July 2024 • $145m Revolving Facility at LIBOR + 5%, LIBOR Floor of 1.5%, or base rate (with a floor of 4.5%) + 4% ($ in millions) 2018 2019 Q320 Total Debt 1,816.5$ 986.4$ 987.8$ EOP RMR 41.7$ 38.3$ 40.0$ LTM Adjusted EBITDA 289.4$ 266.5$ 253.3$ ($ in millions) 2018 2019 Q320 Note from Ascent 12.0$ Long Term BOA Term 1,075.3$ High Yield 585.0$ Term Loan - Takeback Facil ity 820.4$ 814.3$ Term Loan - Exit Facil ity 150.0$ 150.0$ Revolver 144.2$ 16.0$ 23.5$ Total Debt 1,816.5$ 986.4$ 987.8$ Revolver Balance 6/30/2020 63.5$ 9/30/2020 23.5 Decrease 40.0$ Total Debt 6/30/2020 1,029.8$ 9/30/2020 987.8 Decrease 42.0$ Total Debt / RMR 6/30/2020 25.02 x 9/30/2020 24.67 x Decrease 0.35 x

E. Protect America Deal and Bulk Strategy

Bulk - Protect America Deal

F. Appendix

Measures and Reconciliations We evaluate the performance of our operations based on financial measures such as revenue and "Adjusted EBITDA." Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization (including the amortization of subscriber accounts, dealer network and other intangible assets), restructuring charges, stock-based compensation, and other non-cash or non-recurring charges. We believe that Adjusted EBITDA is an important indicator of the operational strength and performance of our business. In addition, this measure is used by management to evaluate operating results and perform analytical comparisons and identify strategies to improve performance. Adjusted EBITDA is also a measure that is customarily used by financial analysts to evaluate the financial performance of companies in the security alarm monitoring industry and is one of the financial measures, subject to certain adjustments, by which our covenants are calculated under the agreements governing our debt obligations. Adjusted EBITDA does not represent cash flow from operations as defined by generally accepted accounting principles in the United States ("GAAP"), should not be construed as an alternative to net income or loss and is indicative neither of our results of operations nor of cash flows available to fund all of our cash needs. It is, however, a measurement that we believe is useful to investors in analyzing our operating performance. Accordingly, Adjusted EBITDA should be considered in addition to, but not as a substitute for, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with GAAP. As companies often define non-GAAP financial measures differently, Adjusted EBITDA as calculated by Monitronics should not be compared to any similarly titled measures reported by other companies. Non-GAAP Measures and Reconciliations – Adjusted EBITDA

Non-GAAP Measures and Reconciliations – Quarterly Results

BRINKS HOME SECURITY™

| ($ in Thousands) | Predecessor Company | | | Successor Company | | Successor Company | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Q1'19 | Q2'19 | 2 Months Ended 8/31/2019 | 1 Month Ended 9/30/2019 | Non-GAAP Combined Q3'19 | Q4'19 | Q1'20 | Q2'20 | Q3'20 |
| Net (loss) income | (31,770) | (54,202) | 684,385 | (10,807) | 673,578 | (22,524) | (114,005) | (21,652) | (19,164) |
| Amortization | 49,145 | 49,138 | 32,508 | 17,302 | 49,810 | 52,391 | 53,281 | 54,368 | 57,240 |
| Depreciation | 3,154 | 3,121 | 1,073 | 925 | 1,998 | 2,852 | 3,109 | 3,451 | 3,459 |
| Radio conversion costs | - | - | 931 | 825 | 1,756 | 2,440 | 4,824 | 3,667 | 5,612 |
| Stock-based compensation | 189 | (413) | 266 | - | 266 | - | - | - | - |
| Long-term incentive compensation | 286 | 264 | 40 | 67 | 107 | 117 | 163 | 238 | 2 |
| Legal settlement reserve (related insurance recovery) | - | (4,800) | - | - | - | - | - | (700) | - |
| Severance expense | - | - | - | - | - | - | 2,890 | 1,352 | 47 |
| LiveWatch acquisition contingent bonus charges | 63 | - | - | - | - | - | - | - | - |
| Integration / implementation of company initiatives | 1,581 | 1,833 | 1,429 | 1,154 | 2,583 | 6,548 | 5,576 | 2,568 | 566 |
| Gain on revaluation of acquisition dealer liabilities | - | - | - | - | - | (1,886) | - | - | - |
| Goodwill impairment | - | - | - | - | - | - | 81,943 | - | - |
| Gain on restructuring and reorganization, net | - | 33,102 | (702,824) | - | (702,824) | - | - | - | - |
| Interest expense | 37,433 | 40,536 | 27,112 | 7,474 | 34,586 | 21,505 | 20,342 | 20,207 | 20,033 |
| Realized and unrealized loss, net on derivative financial instruments | 7,773 | (969) | - | - | - | - | - | - | - |
| Refinancing expense | 5,214 | - | - | - | - | - | - | - | - |
| Income tax expense | 671 | 666 | 438 | 204 | 642 | 500 | 618 | 602 | 717 |
| Adjusted EBITDA | 73,739 | 68,276 | 45,358 | 17,144 | 62,502 | 61,943 | 58,741 | 64,101 | 68,512 |

# Non-GAAP Measures and Reconciliations – Year to Date Results

BRINKS HOME SECURITY™

| ($ in Thousands) | Predecessor Company | | Successor Company | | Successor Company |
|---|---|---|---|---|---|
| | Year Ended December 31, 2018 | 8 months ended August 31, 2019 | 4 months ended December 31, 2019 | Non-GAAP Combined YTD 2019 | 9 months ended September 30, 2020 |
| Net (loss) income | (678,750) | 598,413 | (33,331) | 565,082 | (154,821) |
| Amortization | 211,639 | 130,791 | 69,693 | 200,484 | 164,889 |
| Depreciation | 11,434 | 7,348 | 3,777 | 11,125 | 10,019 |
| Radio conversion costs | - | 931 | 3,265 | 4,196 | 14,103 |
| Stock-based compensation | 474 | 42 | - | 42 | - |
| Long-term incentive compensation | - | 590 | 184 | 774 | 403 |
| Legal settlement reserve (related insurance recovery) | (12,500) | (4,800) | - | (4,800) | (700) |
| Severance expense | 1,059 | - | - | - | 4,289 |
| LiveWatch acquisition contingent bonus charges | 250 | 63 | - | 63 | - |
| Rebranding marketing program | 7,410 | - | - | - | - |
| Integration / implementation of company initiatives | 516 | 4,843 | 7,702 | 12,545 | 8,710 |
| Gain on revaluation of acquisition dealer liabilities | (240) | - | (1,886) | (1,886) | - |
| Goodwill impairment | 563,549 | - | - | - | 81,943 |
| Gain on restructuring and reorganization, net | - | (669,722) | - | (669,722) | - |
| Interest expense | 180,770 | 105,081 | 28,979 | 134,060 | 60,582 |
| Realized and unrealized loss, net on derivative financial instruments | 3,151 | 6,804 | - | 6,804 | - |
| Refinancing expense | 12,238 | 5,214 | - | 5,214 | - |
| Income tax expense | (11,552) | 1,775 | 704 | 2,479 | 1,937 |
| Adjusted EBITDA | 289,448 | 187,373 | 79,087 | 266,460 | 191,354 |

Confidential | 35